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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 20, 1998
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                            BUCKEYE PARTNERS, L.P.
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                (Exact name of Registrant specified in Charter)
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      DELAWARE                       1-9356               23-2432497
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      (State or Other              (Commission           (IRS Employee
      Jurisdiction of              File Number)        Identification No.)
      Incorporation)

                   3900 HAMILTON BOULEVARD
                   ALLENTOWN, PENNSYLVANIA                       18103
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                   (Address of Principal Executive Offices)    (Zip Code)

         REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:  (610) 770-4000
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        (Former Name and Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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     On January 20, 1998, Buckeye Management Company, general partner of Buckeye
Partners, L.P. (the "Partnership"), announced in a press release that its Board of Directors unanimously approved a two-for-one split of the units of the Partnership, distributable to all holders of units of record at the close of business on January 29, 1998. Certificates for the new units will be issued on February 12, 1998.

     Buckeye Management Company also announced in its press release that it may purchase Partnership units on the open market from time to time as an investment for its own account.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

                None.

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                                   Signature
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BUCKEYE PARTNERS, L.P.
                                By:  Buckeye Management Company,
                                            Its General Partner



                              By:  /s/ Stephen C. Muther
                                 ------------------------------------------
                                 Name: Stephen C. Muther
                                 Title: Senior Vice President, Administration,
                                            General Counsel and Secretary

Dated:  January 21, 1998

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